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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                      NOVEMBER 15, 2002 (NOVEMBER 12, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                  1-10308                   06-0918165
  (State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation or organization      File No.)           Identification Number)


         9 WEST 57TH STREET
            NEW YORK, NY                                          10019
(Address of principal executive office)                         (Zip Code)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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Item 5.  Other Events

     EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

     On November 12, 2002, we announced that we were hosting a Travel Distribution and Real Estate Teach-In for the investment community in New York City, on November 13, 2002 to provide a detailed review of the business units within these two divisions as well as our financial outlook for future periods. The Teach-In can be accessed (audio and video) on our website at http://www.cendant.com. A copy of the press release, and text of certain of the slides referenced therein, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference in their entirety.

     Statements about future results made in the materials attached to this Form 8-K as exhibits constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. Forward-looking statements and projections are inherently subject to significant economic, competitive and other uncertainties and contingencies including but not limited to, the potential negative impact of war or terrorism, many of which are beyond the control of management. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements and projections are specified in our Form 10-Q for the quarterly period ended September 30, 2002.

Item 7. Exhibits

     See Exhibit Index.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENDANT CORPORATION

                                       BY:  /s/ Eric J. Bock
                                            ------------------------------------
                                            Eric J. Bock
                                            Executive Vice President -- Law
                                            and Corporate Secretary


Date:  November 15, 2002


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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED NOVEMBER 13, 2002 (NOVEMBER 12, 2002)


                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release issued by Cendant Corporation on November 12, 2002, announcing its hosting of a travel distribution and real estate teach-in for the investment community.

99.2 Slides from the presentation made by Kevin M. Sheehan, Chief Financial Officer of Cendant Corporation, on November 13, 2002.